SCUDDER
                                                                     INVESTMENTS

Sector Specific Funds I

Scudder Technology Fund

Supplement to the currently effective prospectuses

--------------------------------------------------------------------------------

On July 24, 2003, shareholders of Scudder Technology Fund voted to approve (i) a change in the fund's classification from a diversified company to a non-diversified company and (ii) a change to the fund's concentration policy to require the fund to concentrate its assets in the group of industries constituting the technology sector and permit the fund to concentrate its assets in one or more industries in the technology sector.

The following replaces the "Sector Specific Risk" paragraph under the section entitled "The Main Risks of Investing in the Fund."

Non-Diversification Risk. The fund is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

Concentration Risk. The fund concentrates its investments in the group of industries constituting the technology sector. As a result, market price movements, market saturation and rapid product obsolescence affecting companies in this field will have a significant impact on the fund's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.










July 24, 2003